EXHIBIT 32.1
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                CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT
                             18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, John C. Lawrence, President, and Chief Executive Officer of United States Antimony Corporation (the "Company") do hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

This Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended June 30, 2006, as filed with the Securities and Exchange Commission (the "report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: August 18, 2006

                                          /s/ John C. Lawrence
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                                          John C. Lawrence
                                          President and Chief Executive Officer